January 10, 2022 Exelon Analyst Day

2 Cautionary Statements Regarding Forward- Looking Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties including, among others, those related to the timing, manner, tax-free nature, and expected benefits associated with the potential separation of Exelon’s competitive power generation and customer-facing energy business from its six regulated electric and gas utilities. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Any reference to “E” after a year or time period indicates the information for that year or time period is an estimate. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2020 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) the Registrants’ Third Quarter 2021 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 15, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

3 Non-GAAP Financial Measures Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted operating earnings exclude certain items that are considered by management to be not directly related to the ongoing operations of the business as described in the Appendix • Adjusted operating and maintenance expense excludes regulatory operating and maintenance costs for the utility businesses and certain excluded items as set forth in the reconciliation in the Appendix • Operating ROE is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Electric Distribution, Gas Distribution, Transmission). • Adjusted cash from operations primarily includes cash flows from operating activities adjusted for common dividends, change in cash on hand, and the expected cash payment to Constellation in accordance with the separation agreement Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available, as management is unable to project all of these items for future periods. This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Exelon’s baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentations. Exelon has provided these non- GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation.

4 1 Welcome & Introductions Jeanne Jones Senior Vice President, Corporate Finance

5 Agenda 1 Welcome & Introductions Jeanne Jones, Senior Vice President, Corporate Finance Starts at 1:00pm (EST) 2 Exelon: The Premier T&D Utility Chris Crane, President & Chief Executive Officer 3 Leading the Path to Clean Through Sustained Operational Excellence Calvin Butler, Senior Executive Vice President & Chief Operating Officer 10-MINUTE BREAK 4 Supporting Our Communities and Advancing Clean Energy Melissa Lavinson, SVP Federal Governmental and Regulatory Affairs and Public Policy Tyler Anthony, President & Chief Executive Officer, PHI Michael Innocenzo, President & Chief Executive Officer, PECO Carim Khouzami, President & Chief Executive Officer, BGE Gil Quiniones, Chief Executive Officer, ComEd Starts approximately 2:00pm (EST) 5 Financial Outlook Joseph Nigro, Senior Executive Vice President & Chief Financial Officer 6 Closing Chris Crane, President & Chief Executive Officer 10-MINUTE BREAK 7 Q&A Session and Wrap Up Starts approximately 3:20pm (EST)

6 2 Exelon: The Premier T&D Utility Chris Crane President & Chief Executive Officer

7 Delivering Sustainable Value as the Premier T&D Utility Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value SUSTAINABLE VALUE ✓ Strong Growth Outlook: Targeting investment of ~$29B of T&D capital from 2022-2025 to meet customer needs, resulting in expected rate base growth of 8.1% and fully regulated operating EPS* growth of 6-8% from 2021-2025 ✓ Shareholder Returns: Targeting a ~60% dividend payout ratio of operating earnings* and growth in-line with those earnings through 2025 INDUSTRY-LEADING PLATFORM ✓ Size and Scale: Largest T&D utility in the country serving ~10 million customers ✓ Diversified Rate Base: Operate across 7 different regulatory jurisdictions ✓ Large Urban Footprint: Geographically positioned to lead the clean energy buildout in our densely-populated territories OPERATIONAL EXCELLENCE ✓ Safely Powering Reliability and Resilience: Track record of top quartile reliability performance ✓ Delivering a World-Class Customer Experience: Helping customers take control of energy usage while delivering top quartile customer satisfaction results ✓ Constructive Regulatory Environments: ~100% of rate base growth covered by alternative recovery mechanisms and ~76% decoupled from volumetric risk LEADING ESG PROFILE ✓ No Owned Generation Supply: Pure-play T&D utility ✓ Advancing Clean and Affordable Energy Choices: Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates ✓ Supporting Communities: Powering the economic health of the diverse communities we serve, while advancing social equity FINANCIAL DISCIPLINE ✓ Strong Balance Sheet: Maintain balance sheet capacity to firmly support investment grade credit ratings ✓ Organic Growth: Reinvestment of free cash to fund utility capital programs with no more than $1B of equity expected through 2025

8 Who is Exelon? 6 T&D-only utilities Operate across seven regulatory jurisdictions 4 major metro areas served Including Chicago, Philadelphia, Baltimore, D.C. 18,000+(1) Employees across our operating companies 10+ million Electric and gas customers served across our service territories 25,600 Square miles of combined service territory across our jurisdictions 181,750 Circuit miles of electric and gas distribution lines 11,160 Circuit miles of FERC-regulated electric transmission lines $16.7 billion Operating revenues recorded at our utilities in 2020 $52.0 billion Rate base estimate for 2022 $29.0 billion Projected capital investment through 2025 1.3 million Electric customers 0.7 million Gas customers 2022E Rate Base: $9.0B Territory: MD Main City: Baltimore Population: 0.6M BGE 4.1 million Electric customers 2022E Rate Base: $19.3B Territory: IL Main City: Chicago Population: 2.7M ComEd 0.6 million Electric customers 2022E Rate Base: $3.3B Territory: NJ Main City: Atlantic City Population: 0.1M ACE 1.7 million Electric customers 0.5 million Gas customers 2022E Rate Base: $10.4B Territory: PA Main City: Philadelphia Population: 1.6M PECO 0.5 million Electric customers 0.1 million Gas customers 2022E Rate Base: $3.8B Territory: DE, MD Main City: Wilmington Population: 0.1M DPL 0.9 million Electric customers 2022E Rate Base: $6.2B Territory: MD, DC Main City: Washington, D.C. Population: 0.7M Pepco (1) Assumes 50% of Exelon BSC employees remain with standalone Exelon

9 Premier Utility by Scope and Scale (1) Includes utility and generation; represents 2022E rate base projections as disclosed by the company 10.3 10.0 9.5 8.7 8.4 7.0 6.0 5.8 5.6 5.5 5.2 5.0 4.2 3.1 NEEExelon PCG XELDUK AEPFESO SRE D EIX ED PEG ETR $92 $66 $58 $52 $51 $50 $46 $39 $38 $37 $33 $26 SO SRE ETRExelonAEPDUK DPCG XEL EIX FEED Predominantly Regulated T&D Utility Vertically Integrated Utility Largest Utility by Customers Among the Largest Regulated Utilities and the Largest Transmission and Distribution Utility by Rate Base(1)

10 Servicing Large Urban Areas Across Seven Regulatory Jurisdictions Fully Regulated, Transmission and Distribution Diverse, Fully Regulated T&D Utility (1) Represents 2022E rate base (2) Other includes long-term regulatory assets, which generally earn a return consistent with rate base, including Energy Efficiency and the Solar Rebate Program 21% 65% 14% Electric Distribution Electric Transmission Gas Delivery/ Other(2) ~$52B(1) 29% 21% 20% 18% 5% 4% 3% IL FERC Transmission MD PA DC DE NJ ~$52B(1) Exelon is a fully regulated, majority-electric T&D operator servicing seven different regulatory jurisdictions

11 Best-in-Class Operations 0 .5 9 0 .5 9 0 .6 2 0 .6 5 0 .6 6 0 .8 3 0 .8 7 0 .8 9 0 .9 2 0 .9 3 P e e r E P e e r A P e e r G E x e lo n P e e r B P e e r C P e e r F P e e r D P e e r H Top Quartile(1) P e e r I 7 2 8 0 8 3 9 7 9 8 1 0 1 1 0 5 1 0 6 1 0 8 1 1 0 P e e r C P e e r A P e e r G E x e lo n P e e r B P e e r D P e e r E P e e r F P e e r H Top Quartile(1) P e e r I Better Better 2.5 Beta CAIDI(3)2.5 Beta SAIFI(2) 7 .8 1 8 .1 7 P e e r B P e e r E 8 .2 3 E x e lo n P e e r A 7 .8 48 .1 0 7 .9 5 8 .0 3 P e e r C 8 .0 0 P e e r D 7 .9 0 P e e r F 7 .8 5 P e e r G P e e r H Top Quartile(1) P e e r I P e e r F P e e r C 9 9 .9 0% 1 0 0 .0 0% 1 0 0 .0 0 % E x e lo n 1 0 0 .0 0 % P e e r E 9 9 .9 9 % P e e r A P e e r B 9 9 .9 7% 1 0 0 .0 0 % P e e r D 9 9 .9 8 % P e e r G 9 9 .9 0 % P e e r I P e e r H 9 9 .9 0 % Top Quartile(1) Gas Odor Response(5)Customer Satisfaction(4) Better Better Note: peer data reflects only a subset (top 10) of the panel of companies that report operational metrics (1) Quartiles are calculated using reported results by the full panel of peer companies that are deemed most comparable to Exelon’s utilities each year (2) Reflects the average number of interruptions per customer reported by Exelon and 20 comparable peer utilities (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA) (3) Reflects the average time to restore service to customer interruptions reported by Exelon and 20 comparable peer utilities (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA) (4) Reflects the measurements of perceptions of reliability, customer service, price and management reputation by residential and small business customers reported to Escalent by Exelon and 18 comparable peer utilities (5) Reflects the percentage of calls responded to in 1 hour or less reported by Exelon and 50 comparable peer utilities (sources: PSE&G Peer Panel Gas Survey and AGA Best Practices Survey) Delivering a World-Class Customer ExperienceIndustry-Leading T&D Operator

Constructive Regulatory Mechanisms



2017-2020E Rate Base Growth(1)
2022-2025E Rate Base Growth(2)
73%
~$9B(1)
98%
$17B(2)
Alternative Recovery(3)
Traditional Base Rates

5 years ago, ~75% of growth was recovered via alternative recovery mechanisms; Exelon now projects an additional ~$8B of growth over a comparable period with almost 100% expected to be recovered through those mechanisms

(1) Expected 2017-2020E rate base growth as of December 31, 2016 (calculated from 2016E base year)
(2) Reflects expected rate base growth for 2022E-2025E (calculated from 2021E base year)
(3) Alternative recovery mechanisms include rate base recovered through distribution and transmission formula rates, multi-year plans, tracker mechanisms, and fully projected future test years. See slide 19 for additional detail on recovery mechanisms covering rate base growth.

12

13 Exelon is An Industry Leader in ESG DIVERSITY, EQUITY & INCLUSION (DE&I) • Executive Committee is 59% women or people of color • Created Executive-led Racial Equity Task Force in 2020 • Launched $36 million Racial Equity Capital Fund and $3 million Exelon HBCU Corporate Scholars Program WORKFORCE DEVELOPMENT AND SUPPLIER DIVERSITY • More than 60 company-sponsored workforce development programs address economic inequities in our communities • $2.2 billion of expenditures with diverse suppliers represented 37% of total sourced supplier spend in 2020 ENERGY AFFORDABILITY • Utility customer bills as % of median income below the national average • All utilities have programs in place to provide financial assistance to low-income households, and they connect customers to over $450M in financial energy assistance annually NET-ZERO CLIMATE COMMITMENT • No owned generation supply • Targeting reduction of our operations-driven Scope 1 and Scope 2 emissions 50% by 2030 through our Path to Clean initiative • Exploring new technologies to achieve net- zero by 2050 ADVANCING CLEAN AND AFFORDABLE ENERGY CHOICES • Green Power Connection Program enables interconnection of local renewables • Energy efficiency programs helped customers save 22.3 million MWhs in 2020 INDUSTRY PARTNERSHIP TO MITIGATE CLIMATE CHANGE • Launched the $20 million Climate Change Investment Initiative (2c2i) in 2019, driving investment in emerging technologies that support clean energy transition and resilience STRONG CORPORATE GOVERNANCE ACROSS THE ORGANIZATION • Ranked 41st out of the S&P 250 in Labrador Advisory Services’ 2021 Transparency Awards, which recognizes the quality and completeness of information that top U.S. companies make available to investors • Executive compensation is tied to customer, strategy, financial and operational goals • Stock ownership requirement for executives and directors aligns interests with stakeholders • Ranked in the top 14% of all S&P companies in the 2021 CPA-Zicklin Index for Corporate Political Disclosure and Accountability, earning designation as an index Trendsetter with its 92.9% score ENHANCING EXELON BOARD DE&I • 90% of Board members are independent, including independent Board Chair • 70% diverse Board of which 57% are people of color and 43% are women Environmental Social Governance

Exelon Has a Strong Growth Trajectory

Projected Capital Investment ($M)[1]


6,900
7,100
7,450
7,500
2022E
2023E
2024E
2025E

~$29B of capital planned to be invested at Exelon utilities from 2022–2025 for grid modernization and resiliency for the benefit of our customers

Targeting 6-8% Operating Earnings* and Dividend Growth to 2025[3,4]


6-8%
$2.06-$2.14
$2.18-$2.32
2021E
2022E

Project 6-8% operating EPS* and dividend growth through 2025

Projecting 8.1% Rate Base Growth ($B)[2]


+8.1%
47.6
52.0
55.7
60.5
65.0
2021E
2022E
2023E
2024E
2025E

Strong Balance Sheet with Limited Equity Need Expected[5]


15%
14%
13%
12%
0%
13-14%
S&P
FFO/Debt %*
13-14%
Moody's
CFO (Pre-WC)/Debt %*
12% Downgrade Threshold
2022-2024E Average
2022-2024E Average

(1) CapEx numbers are rounded to nearest $25M
(2) Rate base reflects year-end estimates
(3) 2021E earnings guidance based on expected average outstanding shares of 980M. 2022E earnings guidance based on expected average outstanding shares of 983M. ComEd's 2022E earning guidance is based on a forward 30-year Treasury yield as of 12/31/2021. Includes after-tax interest expense associated with debt held at Corporate.
(4) Dividend is subject to approval by the Board of Directors
(5) 2021 internal estimate based on S&P and Moody's methodology, respectively. S&P and Moody's anticipated downgrade thresholds post-separation based on their latest published reports for Exelon Corp.

14

15 3 Leading the Path to Clean Through Sustained Operational Excellence Calvin Butler Senior Executive Vice President and Chief Operating Officer

16 Delivering Sustainable Value as the Premier T&D Utility Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value INDUSTRY-LEADING PLATFORM ✓ Size and Scale: Largest T&D utility in the country serving ~10 million customers ✓ Diversified Rate Base: Operate across 7 different regulatory jurisdictions ✓ Large Urban Footprint: Geographically positioned to lead the clean energy buildout in our densely-populated territories OPERATIONAL EXCELLENCE ✓ Safely Powering Reliability and Resilience: Track record of top quartile reliability performance ✓ Delivering a World-Class Customer Experience: Helping customers take control of energy usage while delivering top quartile customer satisfaction results ✓ Constructive Regulatory Environments: ~100% of rate base growth covered by alternative recovery mechanisms and ~76% decoupled from volumetric risk LEADING ESG PROFILE ✓ No Owned Generation Supply: Pure-play T&D utility ✓ Advancing Clean and Affordable Energy Choices: Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates ✓ Supporting Communities: Powering the economic health of the diverse communities we serve, while advancing social equity FINANCIAL DISCIPLINE ✓ Strong Balance Sheet: Maintain balance sheet capacity to firmly support investment grade credit ratings ✓ Organic Growth: Reinvestment of free cash to fund utility capital programs with no more than $1B of equity expected through 2025 SUSTAINABLE VALUE ✓ Strong Growth Outlook: Targeting investment of ~$29B of T&D capital from 2022-2025 to meet customer needs, resulting in expected rate base growth of 8.1% and fully regulated operating EPS* growth of 6-8% from 2021-2025 ✓ Shareholder Returns: Targeting a ~60% dividend payout ratio of operating earnings* and growth in-line with those earnings through 2025

Safely Powering Reliability and Resilience



Undergrounding Cable Initiative

- DC Power Line Undergrounding is a multi-year program to underground more than 20 of the most vulnerable overhead distribution lines, spanning over 6-8 years with work that began in early 2019
- Expected to improve resiliency against major storms and to improve reliability by an estimated 95% on selected feeders amsc

Superconductor Technology

- ComEd is the first utility in the U.S. to permanently install superconductor cable technology at a substation in Chicago's Irving Park neighborhood
- Superconductor technology can support 200 times the current of standard copper wire, and allows electricity to be rerouted creating a backup system that keeps electricity flowing in the event of a major power grid interruption



Gas Replacement Programs

- BGE STRIDE program replaced ~300 miles of gas main and more than 32,000 gas service pipes since 2014, connecting customer properties to gas mains with modern, durable equipment
- Since 2015, PECO has replaced 334 miles of gas mains and approximately 27,000 services to ensure the safety and reliability for its customers

Grid Modernization Drives Consistent Reliability Performance(1)


Top Quartile(1)
Better
0.78
0.65
0.72
0.67
0.59
2016
2017
2018
2019
2020
Top Quartile(1)
Better
91
84
86
87
80
2016
2017
2018
2019
2020
SAIFI 2.5 Beta(2,4)
CAIDI 2.5 Beta(3,4)

(1) Quartiles are calculated using reported results by the full panel of peer companies that are deemed most comparable to Exelon's utilities each year
(2) Reflects the average number of interruptions per customer reported by Exelon and 20 comparable peer utilities (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA)
(3) Reflects the average time to restore service to customer interruptions reported by Exelon and 20 comparable peer utilities (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA)
(4) Higher frequency and duration of outages in 2018/2019 were due to minor weather events that were not declared as a major event day, and as a result were not excludable from calculations

17

Advancing Clean and Affordable Energy Choices

Energy Efficiency

- Offer nationally recognized energy efficiency portfolios, including incentives and behavioral programs across all our jurisdictions, saving 22.3M MWh in 2020

Smart Meters

- 93.4% and 96.6% of electric and gas customers, respectively, have smart meters that allow greater customer participation in the energy system and enhance power grid operational capabilities

Transportation Electrification

- Enabling the installation of more than 7,000 residential, commercial, and/or utility-owned charging ports across Maryland, Washington D.C., Delaware, and New Jersey
- Rebates and incentives support the development of make-ready infrastructure and/or installation of eligible smart chargers

Distributed Energy Resource (DER) Enablement

- Enabled more than 150,000 customers to connect 1,955 MW of local renewable generation to the grid through 2020

Consistently Delivering Top Quartile Customer Satisfaction Scores(1)



7.84
7.92
7.97
8.10
8.23
Top Quartile(2)
Better
2016
2017
2018
2019
2020
Customer Satisfaction

Rates 16% Below Largest U.S. Metro Cities



cents/kWh(3)
Top 20 City Average: 14.66
U.S. Average: 13.08
26.23
25.83
23.06
20.38
17.28
16.92
13.21
13.17
12.46
11.88
11.85
11.67
10.66
San Diego
New York
Boston
Los Angeles
San Francisco
Detroit
Chicago
Phoenix
Philadelphia
Baltimore
Washington D.C.
Seattle
San Antonio
Exelon Service Territory

(1) Reflects the measurements of perceptions of reliability, customer service, price and management reputation by residential and small business customers reported to Escalent by Exelon and 18 comparable peer utilities
(2) Quartiles are calculated using reported results by the full panel of peer companies that are deemed most comparable to Exelon's utilities each year
(3) Source: Edison Electric Institute Typical Bills and Average Rates report for Summer 2020; reflects residential average rates for the 12-month period ending 6/30/2020. High-population cities that do not provide data (e.g., Houston) are excluded from the analysis.

18

Driving Value Through Constructive Recovery Mechanisms

Alternative Recovery Mechanisms Covering Rate Base Growth


THEN
2017-2020E
Rate Base Growth
18%
7%
23%
27%
25%
Shifted 25% of growth to more progressive recovery mechanisms since 2016
NOW
2022-2025E
Rate Base Growth
18%
26%
12%
2%
13%
29%
Multi-Year Plan(1)
ComEd Distribution Formula(2)
Transmission Formula
Tracker Mechanisms
Fully Projected Future Test Year
Traditional Base Rates

Narrowing the Earned vs. Allowed TTM ROE* Gap(3,4)


THEN
NOW
Narrowed the gap between earned and allowed ROE by ~113 bps before PHI acquisition
Further narrowed the gap between earned and allowed by ~39 bps
Better
2012
2013
2014
2015
2016
2017
2018
2019
2020

(1) Figure assumes implementation of multi-year plans for DPL Maryland and ComEd, which have not yet been filed. ComEd figures assume recovery through a multi-year plan beginning in 2024. ComEd has the option to file a multi-year plan or a future test year case but has not yet made a final determination.
(2) ComEd distribution formula rate expires in 2022, but 2023 rates will be based on the final formula rate filing
(3) Reflects the difference between Earned and Allowed ROEs for the twelve-month periods ending December 31, 2012, 2016 and 2020. Earned and Allowed ROEs* reflect weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission).
(4) Excludes PHI prior to 2016 to reflect pre-merger results. PECO was excluded from this analysis in part due to the nature of the black box settlements ordered by the PaPUC in its electric distribution rate cases (does not stipulate ROE, Equity Ratio, or Rate Base).

19

20 Path to Clean: Reaching a Net-Zero Footprint COMPANY AND OPERATIONS Planned Actions to Reduce Operations-Driven Emissions by 50% by 2030 and to Achieve Net-Zero by 2050 Electrify 30% of our light and heavy-duty vehicle fleet by 2025 and 50% by 2030 Focus on efficiency, conservation and clean electricity for our operations • Since 2015, have reduced carbon footprint of building portfolio by 36% Invest in equipment and processes to reduce SF6 leakage from our systems • Since 2015, have already reduced SF6 emissions by over 60% Modernize our natural gas infrastructure to minimize methane leaks and increase safety and reliability • Since 2015, have replaced over 590 miles of gas main and reduced methane emissions by over 85,000 mtCO2e EMPOWERING CUSTOMERS Areas for Innovation and Technology Advancement Efficient grid management and grid modernization technologies to minimize system losses Leak detection technologies to reduce natural gas lifecycle emissions and increase safety Transportation electrification, efficiency, and conservation programs for our customers Leverage alternative fuels to reduce natural gas lifecycle emissions COMMUNITY SUPPORT Areas for Engagement and Advocacy Partner with communities to develop and implement clean infrastructure solutions that are accessible to all customers Support jurisdictions to meet their climate and clean energy goals Invest in and support small businesses that are tackling climate problems in our communities Build connected communities that harness digital solutions to integrate clean technologies The Path to Meeting Exelon’s Scope 1 and 2, Operations-Driven Emissions Reduction Goals Advocating for Scope 3 Emissions Reductions to Support Clean Energy Goals in Our Communities Exelon has line of sight to achieving ~80% of the targeted reductions leveraging existing tools and resources and is proactively working to ensure the industry is developing solutions to address the remaining 20%

21 For instance, electric vehicles will drive a step change in reliance on the grid... … while increased renewable penetration will require stronger security, robust two-way communication, and technological upgrades Exelon Will Play a Leading Role in Transforming the Grid (1) Source: June 9, 2021 Bloomberg New Energy Finance (BloombergNEF): Long-Term Electric Vehicle Outlook 2021 – Data, Figures 117-118 (2) Source: December 16, 2020 Bloomberg New Energy Finance (BloombergNEF): New Energy Outlook 2020 – Power Supply Charts, Figure 179 Renewable Integration Transmission Cyber & Physical Security DER Enablement Transportation Electrification Supporting a Clean, Resilient Energy Future Gas Main Replacements 27.8 E V s o n U .S . R o a d s ( M )(1) 2021 2030 2+ +32% CAGR 23% 36% 47% 65% 2030 64% 2020 % o f U .S . E le c tr ic it y G e n e ra ti o n (2) 77% 53% 2040 35% 2050 Renewable Non-renewable As the premier T&D operator, Exelon will lead the industry to a cleaner, more adaptable, more secure, and more resilient grid Reliability & Resiliency

22 We will resume after a brief 10- minute break…

23 4 Leading ESG Profile: Supporting Our Communities and Advancing Clean Energy Melissa Lavinson, SVP Federal Governmental, Regulatory Affairs & Public Policy Tyler Anthony, President & Chief Executive Officer, PHI Michael Innocenzo, President & Chief Executive Officer, PECO Carim Khouzami, President & Chief Executive Officer, BGE Gil Quiniones, Chief Executive Officer, ComEd

24 Delivering Sustainable Value as the Premier T&D Utility Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value INDUSTRY-LEADING PLATFORM ✓ Size and Scale: Largest T&D utility in the country serving ~10 million customers ✓ Diversified Rate Base: Operate across 7 different regulatory jurisdictions ✓ Large Urban Footprint: Geographically positioned to lead the clean energy buildout in our densely-populated territories OPERATIONAL EXCELLENCE ✓ Safely Powering Reliability and Resilience: Track record of top quartile reliability performance ✓ Delivering a World-Class Customer Experience: Helping customers take control of energy usage while delivering top quartile customer satisfaction results ✓ Constructive Regulatory Environments: ~100% of rate base growth covered by alternative recovery mechanisms and ~76% decoupled from volumetric risk LEADING ESG PROFILE ✓ No Owned Generation Supply: Pure-play T&D utility ✓ Advancing Clean and Affordable Energy Choices: Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates ✓ Supporting Communities: Powering the economic health of the diverse communities we serve, while advancing social equity FINANCIAL DISCIPLINE ✓ Strong Balance Sheet: Maintain balance sheet capacity to firmly support investment grade credit ratings ✓ Organic Growth: Reinvestment of free cash to fund utility capital programs with no more than $1B of equity expected through 2025 SUSTAINABLE VALUE ✓ Strong Growth Outlook: Targeting investment of ~$29B of T&D capital from 2022-2025 to meet customer needs, resulting in expected rate base growth of 8.1% and fully regulated operating EPS* growth of 6-8% from 2021-2025 ✓ Shareholder Returns: Targeting a ~60% dividend payout ratio of operating earnings* and growth in-line with those earnings through 2025

Customer Demands Drive Shared Policy Goals

	Emissions Reductions	Electric Portfolio	Transportation Electrification	Energy Efficiency
Federal	65% by 2030 Federal operations goal Net-zero by 2050 National economy goal	Net-zero by 2045 Federal buildings portfolio, including 50% emissions reduction by 2032	100% by 2035 Federal vehicle fleet, including 100% light-duty vehicles by 2027	Federal income tax credits and other incentives for energy efficiency
State[1]	All jurisdictions have emissions reduction goals 1 jurisdiction with a carbon neutrality target	All jurisdictions have renewable portfolio standard targets 2 jurisdictions with a 100% clean goal	4 jurisdictions with approved electric vehicle market share targets 2 jurisdictions with approved state agency electric vehicle share targets	All jurisdictions have annual energy savings targets (4 mandatory/2 voluntary)[2] All jurisdictions have approved energy efficiency programs
Exelon	50% by 2030 and net-zero by 2050 Exelon's "Path to Clean" net-zero operations goal	No owned generation supply Enable almost 2 GW of DERs	30% by 2025 and 50% by 2030 Exelon's light & heavy-duty vehicle fleet electrification goal	Ongoing building efficiency improvement contributing to "Path to Clean" goal

(1) State and jurisdictional references to Exelon-served territories only

(2) States with mandatory energy efficiency savings targets include MD, NJ, IL, and PA; States or jurisdictions with voluntary energy efficiency savings targets include DE and DC

25

Advancing a Leading DEI Strategy and Program

Suppliers

Ensuring diverse business enterprises in our communities develop and grow

$4.3B Corporate assets invested with 30 diversity-certified investment firms

$2.2B Diverse supplier spend in 2020, representing 37% of total supplier spend

$135M Credit lines arranged with 22 community and minority-owned banks in our communities

Diverse Supplier Spend ($M)



72%
1,397
146
195
274
782
2016
1,494
177
305
301
711
2017
1,697
241
352
386
718
2018
1,852
268
377
469
738
2019
2,209
357
457
501
894
2020
2,398
462
520
543
873
2021E
PECO
PHI
BGE
ComEd

Community

Bringing economic equity and empowerment to our underserved communities

$52M Exelon and its employees gave to charitable and community causes[(1)]

$36M Racial Equity Capital Fund to expand access to capital for minority-owned businesses

$10M Invested over 3 years in three new education initiatives: STEM Leadership Academy, HBCU Scholarships, Green Labs Grants

Philanthropy Highlights[(1)]

Exelon Employees volunteered
106,474 hours
in their communities

$33,945,553
of grant funding supported organizations, programs or events that were targeted specifically to diverse populations

Exelon employees personally contributed $5 million+
through the Exelon Foundation Employee Giving Campaign and Matching Gifts programs

(1) Reflects two-year average of 2019 and 2020. Assumes 50% of volunteerism, grant funding and employee contribution by Exelon BSC employees is attributable to standalone Exelon. Grant funding is inclusive of the Exelon Foundation.

26

27 Developing and Investing in the Workforce of the Future • More than 60 different workforce development programs across our six utilities seek to bring economic equity, empowerment and employment opportunity to our under-served and under-resourced communities – These programs have reached more than 34,000 participants and resulted in more than 700 hires through 2020 – Selected by the Center for Energy Workforce Development (CEWD) for its highest honor, the Chairman’s Award, recognizing Exelon for its excellence in workforce development leadership in 2021 • Exelon infrastructure academies develop technical skills and create pathways into full-time, family-supporting careers – Launched first academy in Chicago in 2013; established academies in D.C., Baltimore and Philadelphia in 2018-2020 – Since 2018, more than 65% of the 650 total graduates from Exelon’s various infrastructure academies were offered internal or external job opportunities • STEM Leadership Academies strengthen education and introduce the next generation of women to energy careers – 640 high school girls from our communities attended 11 academies since the program originated in 2018 – Annual STEM Leadership Academy Scholarship program covers all post-secondary education costs and guarantees internships with Exelon throughout college; 7 alumnae have been offered full-ride scholarships to two- or four-year colleges to date Opportunity Creation and Partnerships Partner with employers, non-profits and community groups to expand training and job opportunities for youth and work-ready adults STEM Education and Vocational Awareness Spark students’ interest in and knowledge of STEM and careers in the energy industry Barrier Elimination or Reduction Reduce or remove employment barriers faced by youth and work- ready adults in under-served and under-resourced communities Thought Leadership Drive positive community impact, develop and leverage best practices, and broadly share our successes

28 5 Financial Outlook Joseph Nigro Senior Executive Vice President and Chief Financial Officer

29 Delivering Sustainable Value as the Premier T&D Utility Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value INDUSTRY-LEADING PLATFORM ✓ Size and Scale: Largest T&D utility in the country serving ~10 million customers ✓ Diversified Rate Base: Operate across 7 different regulatory jurisdictions ✓ Large Urban Footprint: Geographically positioned to lead the clean energy buildout in our densely-populated territories OPERATIONAL EXCELLENCE ✓ Safely Powering Reliability and Resilience: Track record of top quartile reliability performance ✓ Delivering a World-Class Customer Experience: Helping customers take control of energy usage while delivering top quartile customer satisfaction results ✓ Constructive Regulatory Environments: ~100% of rate base growth covered by alternative recovery mechanisms and ~76% decoupled from volumetric risk LEADING ESG PROFILE ✓ No Owned Generation Supply: Pure-play T&D utility ✓ Advancing Clean and Affordable Energy Choices: Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates ✓ Supporting Communities: Powering the economic health of the diverse communities we serve, while advancing social equity FINANCIAL DISCIPLINE ✓ Strong Balance Sheet: Maintain balance sheet capacity to firmly support investment grade credit ratings ✓ Organic Growth: Reinvestment of free cash to fund utility capital programs with no more than $1B of equity expected through 2025 SUSTAINABLE VALUE ✓ Strong Growth Outlook: Targeting investment of ~$29B of T&D capital from 2022-2025 to meet customer needs, resulting in expected rate base growth of 8.1% and fully regulated operating EPS* growth of 6-8% from 2021-2025 ✓ Shareholder Returns: Targeting a ~60% dividend payout ratio of operating earnings* and growth in-line with those earnings through 2025

30 Customer Needs and Industry Trends Continue to Support Investment Growth $6.4B of electric transmission investment projected for 2022-2025 $3.7B of gas delivery investment projected for 2022-2025 $18.9B of electric distribution investment projected for 2022-2025 (1) 4-year capital outlook reflects forecast as presented on prior Q4 earnings calls (exception is 2022-2025E, which reflects capital forecast as presented at Analyst Day 2022) (2) Reflects year end rate base projections as presented on Analyst Day 2022 $21B $23B $26B $27B $48B $52B $56B $61B 2018 - 2021E 2019 - 2022E 2021E2020 - 2023E 2021 - 2024E 2022E2022 - 2025E 2023E 2024E 2025E $29B $65B 8.1% … and translates to higher rate base(2) growth 4-year capital investment(1) profile drives benefits for our customers...

31 Projected Dividend Payout(4)Targeting 6-8% Operating Earnings* Growth to 2025(1) Long-Term Earnings Growth Supports a Sustainable Dividend (1) Includes after-tax interest expense associated with debt held at Corporate (2) 2021E earnings guidance based on expected average outstanding shares of 980M (3) 2022E earnings guidance based on expected average outstanding shares of 983M. ComEd’s 2022E earning guidance is based on a forward 30-year Treasury yield as of 12/31/2021. (4) Dividend is subject to approval by the Board of Directors. 2022 projected dividend payout calculated using the midpoint of the earnings guidance band. 2021E $2.06-$2.14(2) 2022E $2.18-$2.32(3) $1.35 2022E Expect 6-8% operating EPS* growth through 2025 Project 6-8% dividend growth in-line with operating EPS* through 2025 6-8% 6-8% Exelon is projecting a ~60% dividend payout ratio of operating earnings* that will grow in-line with the targeted 6-8% operating EPS* growth

32 Exelon’s Trailing Twelve Month Earned ROEs* 9.5% 9.4% 9.6% 10.0% 8.7% 9.3% 20202016 20192017 2018 Q3 2021 Note: Represents the twelve-month periods December 31, 2016-2020 and September 30, 2021 for Exelon’s utilities (excludes Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Gray-shaded area represents Exelon’s 9-10% targeted range. Delivering TTM ROEs* within our 9-10% targeted range

Focused on Managing Costs and Customer Affordability

Managing Costs Below the Rate of Inflation



$ in millions
1.4%
$3,725
$3,725
$3,900
$3,800
$3,950
$3,900
$4,050
2016
2017
2018
2019
2020
2021E
2022E
Adjusted O&M* ($M)(1)

Exelon's Customers' Electricity Bills as a % of Median Income is Below the U.S. Average



U.S. Average 1.9%
1.8%
1.6%
1.5%
1.4%
PECO
PHI
BGE
ComEd
Bill as Percent of Median Income(2)

Addressing Inflationary Risks in a Variety of Ways

- Since 2016, adjusted O&M* is projected to increase 1.4% through 2022, which is a rate well below inflation that benefits customer bills
- Exelon is prepared to successfully manage inflationary pressures through the following:
  - Investments in technology that are intended to reduce costs to customers
  - World-class Supply organization that can leverage economies of scale and proactive strategies in procurement
  - Large fleet ensures best practices and ability to support mutual assistance across Exelon platform
  - Multi-year labor agreements
- Where we see potential pressure, we have already begun working with business partners to mitigate price increases and avoid long lead times through negotiations, utilizing alternative suppliers, and purchasing in bulk

(1) Reflects Exelon's utilities (excludes Corp); numbers rounded to the nearest $25M
(2) Sources: median household income from the U.S. Census Bureau's 2020 American Community Survey 1-Year Experimental Estimates; annualized utility bill calculated using data found in forms EIA-861 and EIA-861S

33

2022-2025 Financing Plan



$ in billions
~$14
~($5)
~$5
~$14
~$1
~$29
Adjusted Cash from Operations*(1) 2022-2025
Debt Maturity
Debt Refinance
Debt Issuance(2)
Equity Issuance
Utility Investment 2022-2025

Balanced investment and value return strategy results in limited equity needs over the next several years

Note: Financing plan is subject to change

(1) Adjusted Cash from Operations* is net of common dividends, change in cash on hand, and the $1.75B expected cash payment to Constellation in accordance with the separation agreement

(2) Includes both utility and corporate debt. Anticipate maintaining ~51% equity to capital ratio at the utilities and corporate debt to total Exelon debt is anticipated to average approximately 27% over the forecast period

34

35 Moody’s CFO (Pre-WC) / Debt %*S&P FFO / Debt %* Maintaining a Strong Balance Sheet is a Top Financial Priority Credit Ratings(3) ExCorp ComEd PECO BGE ACE DPL Pepco Moody’s Baa2 A1 Aa3 A3 A2 A2 A2 S&P BBB A A A A A A Fitch BBB+ A A+ A A- A A- (1) 2022 – 2024 average internal estimate based on S&P and Moody’s methodology, respectively (2) S&P and Moody’s anticipated downgrade thresholds post-separation based on their published reports for Exelon Corp (3) Current senior unsecured ratings for Exelon and BGE and current senior secured ratings for ComEd, PECO, ACE, DPL, and Pepco 13% 0% 12% 14% 15% 2022-2024E Average(1) 12% Exelon Downgrade Threshold(2) 13-14% 15% 13% 0% 12% 14% 2022-2024E Average(1) 12% Exelon Downgrade Threshold(2) 13-14% Strong balance sheet and low-risk attributes provide strategic and financial flexibility

36 Key Year-over-Year DriversAdjusted Operating Earnings* Guidance(1) 2022 Adjusted Operating Earnings* Guidance (1) Includes after-tax interest expense associated with debt held at Corporate (2) Estimate based on 2021 average outstanding shares of 980M (3) 2022E earnings guidance based on expected average outstanding shares of 983M. ComEd’s 2022E earning guidance is based on a forward 30-year Treasury yield as of 12/31/2021. Incremental investments in utility infrastructure PECO electric and gas distribution rate cases Depreciation & amortization 2021 Revised Guidance 2022 Original Guidance $2.06-$2.14(2) $2.18 - $2.32(3)

37 6 Closing Chris Crane President & Chief Executive Officer

38 Delivering Sustainable Value as the Premier T&D Utility Industry-Leading Platform Leading ESG Profile Operational Excellence Financial Discipline Sustainable Value SUSTAINABLE VALUE ✓ Strong Growth Outlook: Targeting investment of ~$29B of T&D capital from 2022-2025 to meet customer needs, resulting in expected rate base growth of 8.1% and fully regulated operating EPS* growth of 6-8% from 2021-2025 ✓ Shareholder Returns: Targeting a ~60% dividend payout ratio of operating earnings* and growth in-line with those earnings through 2025 INDUSTRY-LEADING PLATFORM ✓ Size and Scale: Largest T&D utility in the country serving ~10 million customers ✓ Diversified Rate Base: Operate across 7 different regulatory jurisdictions ✓ Large Urban Footprint: Geographically positioned to lead the clean energy buildout in our densely-populated territories OPERATIONAL EXCELLENCE ✓ Safely Powering Reliability and Resilience: Track record of top quartile reliability performance ✓ Delivering a World-Class Customer Experience: Helping customers take control of energy usage while delivering top quartile customer satisfaction results ✓ Constructive Regulatory Environments: ~100% of rate base growth covered by alternative recovery mechanisms and ~76% decoupled from volumetric risk LEADING ESG PROFILE ✓ No Owned Generation Supply: Pure-play T&D utility ✓ Advancing Clean and Affordable Energy Choices: Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates ✓ Supporting Communities: Powering the economic health of the diverse communities we serve, while advancing social equity FINANCIAL DISCIPLINE ✓ Strong Balance Sheet: Maintain balance sheet capacity to firmly support investment grade credit ratings ✓ Organic Growth: Reinvestment of free cash to fund utility capital programs with no more than $1B of equity expected through 2025

39 We will resume after a brief 10- minute break…

40 7 Q&A Chris Crane, President & Chief Executive Officer Calvin Butler, Senior Executive Vice President and Chief Operating Officer Joseph Nigro, Senior Executive Vice President and Chief Financial Officer

41 Appendix

42 Analyst Day 2022 Capital Expenditures ($M) Analyst Day 2022 Rate Base ($B) Q4 2020 Capital Expenditures ($M) Q4 2020 Rate Base ($B) 4,225 4,475 4,500 4,600 1,500 1,450 1,475 1,375 825 825 2022E2021E 2024E2023E 750 775 6,550 6,725 6,725 6,725 4,325 4,525 4,650 4,875 4,850 1,425 1,500 1,525 1,600 1,725 875 900 975 950 6,900 2021E 850 2022E 2025E2023E 2024E 7,450 6,600 7,100 7,500 29.3 31.7 33.9 36.2 38.2 9.2 9.9 10.7 11.2 12.3 8.2 5.4 2022E 7.0 2023E2020E 7.6 6.3 2021E 2024E 43.9 47.9 51.6 55.0 58.8 +7.6% 31.4 33.9 36.3 39.0 41.3 9.9 11.6 12.9 14.4 9.3 6.2 2021E 10.9 7.2 2022E 7.8 8.6 65.0 2025E2023E 2024E 47.6 52.0 55.7 60.5 +8.1% Gas Delivery/Other(1) Electric Transmission Electric Distribution Planning to invest $29.0B of capital from 2022-2025 for the benefit of our customers, supporting projected rate base growth of 8.1% from 2021-2025 Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Disclosures dated as of February 24, 2021 and January 10, 2022 for Q4 2020 and Analyst Day 2022, respectively. (1) Other includes long-term regulatory assets, which generally earn a return consistent with rate base, including Energy Efficiency and the Solar Rebate Program Utility Capex and Rate Base vs. Previous Disclosures

43 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 1,925 2,025 2,050 2,000 1,975 450 450 500 575 675 2022E 2,375 2021E 2024E 2025E2023E 2,475 2,550 2,575 2,650 1,925 2,000 1,950 1,825 475 450 550 500 2,350 2024E2021E 2,400 2023E2022E 2,450 2,500 Electric Transmission Electric Distribution Project ~$10.3B of capital being invested from 2022-2025 Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Disclosures dated as of February 24, 2021 and January 10, 2022 for Q4 2020 and Analyst Day 2022, respectively. ComEd Capital Expenditure Forecast

44 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 825 850 950 1,075 1,100 100 175 75 100 125 350 325 325 375 3751,325 2021E 2023E2022E 2024E 2025E 1,275 1,375 1,550 1,575 750 850 925 1,025 175 125 75 75325 300 275 300 1,275 2021E 2022E 1,300 2023E 2024E 1,275 1,375 Electric TransmissionGas Delivery Electric Distribution Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Disclosures dated as of February 24, 2021 and January 10, 2022 for Q4 2020 and Analyst Day 2022, respectively. Project ~$5.8B of capital being invested from 2022-2025 PECO Capital Expenditure Forecast

45 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 475 500 450 475 500 325 275 400 400 400 400 475 475 500 500 1,325 1,400 2021E 1,225 1,200 2022E 2023E 2024E 2025E 1,375 450 475 450 475 325 325 375 325 425 450 400 400 2023E2022E2021E 2024E 1,2251,200 1,250 1,200 Gas Delivery Electric Transmission Electric Distribution Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Disclosures dated as of February 24, 2021 and January 10, 2022 for Q4 2020 and Analyst Day 2022, respectively. Project ~$5.3B of capital being invested from 2022-2025 BGE Capital Expenditure Forecast

46 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 1,125 1,175 1,200 1,325 1,275 550 600 525 550 550 100 100 75 75 2023E2021E 2024E2022E 75 2025E 1,750 1,850 1,825 1,950 1,875 1,075 1,125 1,175 1,275 525 550 475 475 2021E 1,700 2022E 75 50 2024E 50 2023E 751,750 1,725 1,825 Gas Delivery Electric Transmission Electric Distribution Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Disclosures dated as of February 24, 2021 and January 10, 2022 for Q4 2020 and Analyst Day 2022, respectively. Project ~$7.5B of capital being invested from 2022-2025 PHI Consolidated Capital Expenditure Forecast

47 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 225 300 300 300 275 200 175 150 175 175 2022E 2025E2021E 450 425 2023E 475 2024E 475 450 200 200 250 225 175 150 125 125 375 2021E 350350 2024E2022E 2023E 350 Electric DistributionElectric Transmission Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Disclosures dated as of February 24, 2021 and January 10, 2022 for Q4 2020 and Analyst Day 2022, respectively. Project ~$1.9B of capital being invested from 2022-2025 ACE Capital Expenditure Forecast

48 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 250 250 250 300 275 100 150 150 150 175 75 100 100 75 75 500475 2021E 2022E 2023E 2024E 425 2025E 525 525 225 200 225 275 100 150 125 125 75 50 50 75 425400 2021E 450 2022E 2023E 2024E 425 Gas Delivery Electric Transmission Electric Distribution Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Disclosures dated as of February 24, 2021 and January 10, 2022 for Q4 2020 and Analyst Day 2022, respectively. Project ~$2.0B of capital being invested from 2022-2025 DPL Capital Expenditure Forecast

49 Analyst Day 2022 Capital Expenditures ($M)Q4 2020 Capital Expenditures ($M) 650 625 650 725 700 250 275 225 225 200 900 900 2021E 2025E2022E 900 2023E 2024E 950 900 650 725 725 775 250 275 200 225 1,000 2021E 925 2024E2022E 2023E 925 1,000 Electric Transmission Electric Distribution Note: Numbers rounded to nearest $25M and may not sum due to rounding. Rate base reflects year-end estimates. Disclosures dated as of February 24, 2021 and January 10, 2022 for Q4 2020 and Analyst Day 2022, respectively. Project ~$3.7B of capital being invested from 2022-2025 Pepco Capital Expenditure Forecast

50 Operational Improvements Drive Strong Growth (1) Q3 2021 2.5 Beta SAIFI is a year-end projection Exelon platform has consistently proven the ability to implement and sustain operational excellence through the following key advantages: • Scale – With six different utilities that cover more T&D rate base than any other company in the U.S., Exelon is able to leverage strong corporate governance and oversight infrastructure that allows the utilities to identify best practices originating in one business unit and implement them across all • Culture – With standards of excellence clearly established and a strong track record of moving talent around the company to drive organizational and individual development, Exelon has built a self-sustaining culture that continuously strives for improvement and ensures robust succession planning • Community – We are deeply engaged in our communities, and our business model reflects the needs of our customers and community stakeholders, allowing us to quickly identify and understand problems and then drive balanced solutions Operations Metric At CEG Merger (2012) 2015 Q3 2021 BGE ComEd PECO PHI BGE ComEd PECO PHI Electric Operations OSHA Recordable Rate 2.5 Beta SAIFI (Outage Frequency)(1) 2.5 Beta CAIDI (Outage Duration) Customer Operations Customer Satisfaction N/A Abandon Rate Gas Operations Percent of Calls Responded to in <1 Hour No Gas Operations No Gas Operations Quartile Q1 Q2 Q3 Q4

Our Jurisdictions are Driving to Clean

	GHG Reductions	Electric Portfolio	Transportation Electrification	Energy Efficiency[1]
Maryland	• 40% reduction from 2006 levels by 2030 • Proposals for net-zero by 2045	• 50% renewable by 2030 and 100% clean by 2040	• 300,000 EVs on the road by 2025	• 2% annual reduction in electricity use to 2023
Pennsylvania	• 26% reduction by 2025, and 80% reduction by 2050	• Alternative portfolio standard for 18% by 2021	• Replace 25% of state government passenger car fleet with EVs and hybrids by 2025	• Reduce electric usage by 3.1% by 2026 from 2009-2010 kWh sales forecasts
Illinois	• Achieve 26-28% reduction from 2005 to 2025; • 80% by 2050 in line with Paris Agreement	• 100% clean by 2050 • Renewable portfolio standard of 25% by 2025, 40% by 2030, 50% by 2040	• 1 million EVs on state roads by 2030	• 21.5% cumulative savings by 2030, with additional annual savings goals established by the Commission thereafter
New Jersey	• Reduce to 80% below 2006 levels by 2050	• 35% renewable by 2025; 50% by 2030; 100% clean by 2050 • 5.1% solar by 2021 • 3,500 MW from offshore wind by 2030; 7,500 MW from offshore wind by 2035	• 330,000 EVs on the road by 2025; 2 million EVs on the road by 2035	• 2% annual reduction in electricity use to 2024
Delaware	• Reduce GHG emissions 26% from 2005 by 2025	• 40% renewable by 2035	• Transition 20% of state government vehicles with EVs by 2025	• Annual energy use reduction target of 0.7% by 2022 and by 1.5% annually from 2023 forward
District of Columbia	• Reduce emissions 50% by 2032 and achieve carbon neutrality by 2050	• 100% renewable by 2032 • 10% solar by 2041	• 25% of all car registrations by 2030; 100% by 2045 • 100% electrification of public and school buses when replaced at end-of-life	• 50% reduction in building energy use by 2032

(1) Delaware and D.C. have voluntary energy efficiency savings targets; all others have state-mandated targets. D.C. energy efficiency program has been filed, pending approval.

51

Commission Overview

	Illinois	Pennsylvania	Maryland	District of Columbia	Delaware	New Jersey
Commissions						
Full-Time/Part-Time	Full-Time	Full-Time	Full-Time	Full-Time	Part-Time	Full-Time
Appointed/Elected	Appointed	Appointed	Appointed	Appointed	Appointed	Appointed
Length of Term	5 Years	5 Years	5 Years	4 Years	5 Years	6 Years
Commissioners[(1)]						
Name (Term Expiration)	Carrie Zalewski (2024) D. Ethan Kimbrel (2023) Maria S. Bocanegra (2023) Michael T. Carrigan (2025) Ann McCabe (2027)[(2)]	Gladys Brown Dutrieuille (2023) Ralph V. Yanora (2024) John F. Coleman, Jr. (2022) Vacant Seat Vacant Seat	Jason M. Stanek (2023) Michael T. Richard (2025) Anthony J. O'Donnell (2026) Odogwu Obi Linton (2022) Mindy L. Herman (2024)	Emile Thompson (2022)[(3)] Richard Beverly (2024) Vacant Seat	Dallas Winslow (2025) Joann Conaway (2025) Harold Gray (2024) Kim Drexler (2025) Manubhai Karia (2025)	Joseph L. Fiordaliso (2025) Mary-Anna Holden (2024) Dianne Solomon (2023) Upendra J. Chivukula (2020)[(4)] Bob Gordon (2023)
Regulatory Rankings						
Current RRA Ranking[(5)]	Average/2	Above Average/2	Average/3	Below Average/2	Average/3	Below Average/1

(1) Chairperson and/or President denoted in bold
(2) Effective February 1, 2022
(3) Emile Thompson is the current interim DCPSC chairman
(4) Commissioner Chivukula is in "holdover status" until someone else is appointed
(5) Reflects current regulatory rankings designated by the Regulatory Research Associates (RRA), a group within S&P Global Market Intelligence

52

Utility Ratemaking Overview: ComEd, PECO and BGE

	ComEd	PECO	BGE
Current Distribution Rate Case Filing Construct			
Traditional or Alternative Ratemaking	Alternative Distribution Formula Rate[1]	Alternative Fully Projected Future Test Year	Alternative Multi-Year Plan
Test Year (Historic, Fully Projected or Partially Projected)	Partially Projected	Fully Projected	Fully Projected
Requirement to Update Test Year to Actuals	Yes		
Timing for Rate Implementation	First billing period in January after filing year	Statute – 9 months to complete filing	Statute – interim rates go into effect after 7 months (subject to refund)
Time Restrictions on Subsequent Rate Filings	Yes - annual filing	No - not unless agreed upon	Yes - includes stay-out for up to 3-years
Staff Party to Case	Yes	Yes	Yes
Authorized Alternative Recovery Mechanisms			
Distribution Formula Rate	Yes[1]	Yes[2]	
Multi-Year Plan	Yes[1]	Yes[2]	Yes
Fully Projected Future Test Year	Yes[1]	Yes	
Transmission Formula Rate	Yes	Yes	Yes
Tracker Mechanisms for Specified Investments/Programs	Yes	Yes	Yes
Decoupling[2,3]	Yes		Yes
Bad Debt Tracker	Yes		
Major Storm Deferral	Yes[4]		Yes
COVID Expense Deferral[5]	Yes[4]	Yes	Yes

Note: blank cells are indicative of categories that are not applicable to the respective utility

(1) ComEd distribution formula rate expires in 2022, but 2023 rates will be based on the final formula rate filing. For 2024 rates, ComEd has the option to file a multi-year plan or a traditional future test year case but has not yet made a final determination.

(2) Act 58 permits utilities to utilize a distribution formula rate, multi-year plan, decoupling and any combination of these. To use these mechanisms, PECO must request approval in its rate case proceeding.

(3) ComEd's formula rate includes a mechanism that eliminates volumetric risk. After the formula rate expires, a separate tariff will be required to eliminate the volumetric risk. ComEd intends to file that tariff in Q1 2022. For BGE, certain classes are not decoupled.

(4) Under EIMA statute (220 ILCS 5/16-108.5), ComEd is able record expenses greater than $10 million resulting from a one-time event to a regulatory asset and amortize over 5 years

(5) COVID-related costs were approved for deferral treatment in 2020 and 2021. Treatment of costs in 2022 are not yet known. PECO was authorized to recover incremental bad debt expense only in 2020 and 2021.

53

Utility Ratemaking Overview: Pepco, DPL, ACE

	Pepco MD	Pepco DC	DPL MD	DPL DE	ACE
Current Distribution Rate Case Filing Construct					
Traditional or Alternative Ratemaking	Alternative Multi-Year Plan	Alternative Multi-Year Plan	Traditional Base Rate Application[1]	Traditional Base Rate Application	Traditional Base Rate Application
Test Year (Historic, Fully Projected or Partially Projected)	Fully Projected	Fully Projected	Partially Projected	Partially Projected	Partially Projected
Requirement to Update Test Year to Actuals			Yes	Yes[2]	Yes
Timing for Rate Implementation	Statute – interim rates go into effect after 7 months (subject to refund)	No statute - typical rate case completion ~12 months	Statute – interim rates go into effect after 7 months (subject to refund)	Statute - interim rates go into effect after 7 months (subject to refund)	Statute - interim rates go into effect after 9 months (subject to refund)
Time Restrictions on Subsequent Rate Filings	Yes – includes stay-out for up to 3-years	Yes – stay-out provision until January 2, 2023			
Staff Party to Case	Yes		Yes	Yes	Yes
Authorized Alternative Recovery Mechanisms					
Distribution Formula Rate					
Multi-Year Plan	Yes	Yes	Yes[1]		
Fully Projected Future Test Year					
Transmission Formula Rate	Yes	Yes	Yes	Yes	Yes
Tracker Mechanisms for Specified Investments/Programs	Yes	Yes	Yes	Yes	Yes
Decoupling[3]	Yes	Yes	Yes		Yes
Bad Debt Tracker					Yes
Major Storm Deferral	Yes	Yes[4]	Yes		Yes
COVID Expense Deferral[5]	Yes	Yes	Yes	Yes	Yes

Note: blank cells are indicative of categories that are not applicable to the respective utility

(1) In August 2019 the MDPSC approved PC-51, permitting the implementation of alternative ratemaking. DPL MD has not yet filed.
(2) Minimum filing requirements require one 3-month update. PSC ruled in 20-0149 their preference is continual updates throughout the rate case.
(3) ACE implemented the Conservation Incentive Program prospectively effective July 1, 2021, which eliminates the variable effects of weather and customer usage patterns for most customers; certain classes for DPL MD, Pepco and ACE are not decoupled
(4) In the Pepco DC MYP case, the Company received approval on June 8, 2021 for the ability to request deferral of unexpected costs greater than $1M which could enable regulatory asset treatment for storm recovery
(5) COVID-related costs were approved for deferral treatment in 2020 and 2021. Treatment of costs in 2022 are not yet known.

54

55 Service Improvements Public Transparency Rate Predictability 1 2 3 Multi-Year Plan Benefits Financial Stability 4 ➢ Informs the public and regulators about future system investments prior to the start of work ➢ Reviews ensure planned investments modernize the energy delivery system ➢ Reviews of completed work hold the utility accountable for meeting budgetary and performance standards ➢ Reduces frequency of regulatory rate filings, which provide customers rate predictability for multiple years ➢ Aligns utility investments with customer rates and provides more gradual increases ➢ Reduces administrative time and costs associated with a traditional base rate case ➢ More timely recovery of investments provides funding certainty, which can lead to investments that create jobs and promote economic development ➢ Improves revenue transparency and narrows the gap between earned and authorized ROEs ➢ Improves company credit profile and reduces borrowing costs ➢ Builds on past investments to enhance the safety, reliability, security, resiliency and environmental attributes of the grid ➢ Improves the planning process, which allows for more timely innovation to meet the changing needs of customers and better the overall customer experience 29% of Exelon’s projected 2022-2025 rate base growth is covered by multi-year plans that provide more timely recovery on investments Multi-Year Plans Align the Strategic Priorities of Customers, Regulators and the Company

Existing Tracker Recovery Mechanisms for Specified Investments or Programs

Delaware	• Distribution System Improvement Charge (DSIC) tracker provides a mechanism to begin recovering gas and electric infrastructure investments for reliability every six months
District of Columbia	• District of Columbia Power Line Undergrounding (DC PLUG) provides for contemporaneous recovery of reliability and resiliency investments to underground the most vulnerable feeders
Illinois	• Future Energy Jobs Act (FEJA) permits recovery of energy efficiency programs and distributed generation rebates through formula rates
Maryland	• Strategic Infrastructure Development and Enhancement (STRIDE) program allows for contemporaneous recovery of the accelerated replacement of aging gas infrastructure (cast iron and bare steel mains and copper, bare steel and pre-1970 ¾" high pressure steel services) • EmPOWER MD allows for recovery on energy efficiency and demand response programs
New Jersey	• PowerAhead program allows for a capital tracker recovery mechanism for certain resiliency investments • Infrastructure Investment Program (IIP) permits the recovery of certain capital investments, primarily related to safety and reliability, through a capital tracker recovery mechanism • ACE Energy Efficiency program allows for recovery on approximately $100M of energy efficiency programs over the next three years
Pennsylvania	• Distribution System Improvement Charge (DSIC) mechanism provides recovery for Long-Term Infrastructure Improvement Plan (LTIIP) for electric and gas distribution in between rate cases

56

Revenue Decoupling Mitigates Impacts of Load Fluctuations

Revenue Decoupling Mitigates Load Fluctuations



Non-Decoupled
Decoupled
PECO
DPL DE
ACE
DPL MD
Pepco
BGE
ComEd
~76% of Exelon's revenues are decoupled from volumetric risk(1,2)

Non-Decoupled Load Volumes (GWh)[3]



C&I
Residential
35,495
59%
40%
PECO
7,660
58%
41%
DPL DE

(1) Reflects 2020 electric and gas revenues; ComEd's formula rate includes a mechanism that eliminates volumetric risk
(2) Certain classes for BGE, DPL MD, Pepco and ACE are not decoupled
(3) Reflects 2020 electric volumes; remainder of volumes not captured in chart reflect public authorities or other customers

57

Approved Distribution Rate Case Financials

	Revenue Requirement Increase/(Decrease)	Allowed ROE	Common Equity Ratio	Rate Effective Date
Approved Electric Distribution Rate Case Financials				
ComEd (Electric)	$45.8M	7.36%	48.70%	Jan 1, 2022
PECO (Electric)	$132.0M	N/A(1)	N/A(1)	Jan 1, 2022
BGE (Electric)(2)	$139.9M	9.50%	52.00%	Jan 1, 2021
Pepco MD (Electric)(3)	$52.2M	9.55%	50.50%	Jun 28, 2021
Pepco D.C. (Electric)(4)	$108.6M	9.275%	50.68%	Jul 1, 2021
DPL MD (Electric)	$11.7M	9.60%	50.53%	Jul 16, 2020
DPL DE (Electric)	$13.5M	9.60%	50.37%	Oct 6, 2020
ACE (Electric)	$41.0M	9.60%	50.21%	Jan 1, 2022
Approved Gas Distribution Rate Case Financials				
PECO (Gas)	$29.1M	10.24%	53.38%	Jul 1, 2021
BGE (Gas)	$73.9M	9.65%	52.00%	Jan 1, 2021
DPL DE (Gas)	$2.3M	9.60%	50.37%	Sep 21, 2020

(1) The PaPUC issued an order on November 18, 2021 approving the Joint Petition for Settlement with rates effective on January 1, 2022. The settlement does not stipulate any ROE, Equity Ratio or Rate Base.
(2) Reflects a three-year cumulative multi-year plan for 2021 through 2023. The MDPSC awarded BGE electric revenue requirement increases of $59 million, $39 million, and $42 million, before offsets, in 2021, 2022, and 2023, respectively, and natural gas revenue requirement increases of $53 million, $11 million, and $10 million, before offsets, in 2021, 2022, and 2023, respectively. The MDPSC offset the 2021 revenue requirement increase with certain accelerated tax benefits, but deferred the decision to use additional tax benefits to offset the 2022 and 2023 increases.
(3) Reflects a three-year cumulative multi-year plan for April 1, 2021 through March 31, 2024. The MDPSC awarded Pepco electric incremental revenue requirement increases of $21 million, $16 million, and $15 million, before offsets, for the 12-month periods ending March 31, 2022, 2023, and 2024, respectively. The MDPSC offset customer rate increases through March 31, 2022 with certain accelerated tax benefits, but deferred the decision to use additional tax benefits to offset customer rate increases for the periods after March 31, 2022.
(4) Reflects a cumulative multi-year plan with 18-months remaining in 2021 through 2022. The DCPSC awarded Pepco electric incremental revenue requirement increases of $42 million and $67 million, before offsets, for the remainder of 2021 and 2022, respectively. However, the DCPSC utilized the acceleration of refunds for certain tax benefits along with other rate relief to partially offset the customer rate increases by $22 million and $40 million for the remainder of 2021 and 2022, respectively.

58

Approved Electric Transmission Formula Rate Financials

Approved Electric Transmission Formula Rate Financials	Revenue Requirement Increase/(Decrease)[1]	Allowed ROE[2]	Common Equity Ratio	Rate Effective Date[3]
ComEd	$45M	11.50%	54.90%	Jun 1, 2021
PECO	$24M	10.35%	53.69%	Jun 1, 2021
BGE	$65M	10.50%	52.60%	Jun 1, 2021
Pepco	$12M	10.50%	50.27%	Jun 1, 2021
DPL	$52M	10.50%	50.44%	Jun 1, 2021
ACE	$51M	10.50%	50.00%	Jun 1, 2021

(1) In 2020, ComEd, BGE, Pepco, DPL, and ACE's transmission revenue requirement included a one-time decrease in accordance with the April 24, 2020 settlement agreement related to excess deferred income taxes which now completed has resulted in an increase to the 2021 transmission revenue requirement. In 2020, PECO's transmission revenue requirement included a one-time decrease in accordance with the December 5, 2019 settlement agreement related to refunds which now completed has resulted in an increase to the 2021 transmission revenue requirement.

(2) As part of the FERC-approved settlements of ComEd's 2007 and PECO's 2017 rate cases, the rate of return on common equity is 11.50% and 10.35%, respectively, inclusive of a 50-basis-point incentive adder for being a member of a RTO, and the common equity component of the ratio used to calculate the weighted average debt and equity return for the transmission formula rate is currently capped at 55% and 55.75%, respectively. As part of the FERC-approved settlement of the ROE complaint against BGE, Pepco, DPL, and ACE, the rate of return on common equity is 10.50%, inclusive of a 50-basis-point incentive adder for being a member of a RTO.

(3) All rates are effective June 1, 2021 - May 31, 2022, subject to review by interested parties pursuant to review protocols of each tariff

59

60 ComEd PECO BGE Pepco DPL ACE 2020 Electric Customer Mix (% of Revenues) (1) Commercial & Industrial (C&I) 32% 24% 28% 41% 23% 27% Residential 52% 66% 58% 47% 58% 55% Public Authorities/Other 16% 10% 14% 12% 18% 18% 2020 Electric Customer Mix (% of Volumes) (1) Commercial & Industrial (C&I) 65% 59% 54% 62% 55% 52% Residential 34% 40% 45% 35% 45% 48% Public Authorities/Other 1% 2% 1% 3% 0% 1% 2020 Gas Customer Mix (% of Revenues) (1) Commercial & Industrial (C&I) 24% 29% 28% Residential 70% 67% 59% Public Authorities/Other 5% 4% 12% 2020 Gas Customer Mix (% of Volumes) (1) Commercial & Industrial (C&I) 24% 50% 27% Residential 47% 41% 39% Public Authorities/Other 30% 9% 33% Note: blank cells are indicative of categories that are not applicable to the respective utility (1) Percent of revenues and volumes by customer class may not sum due to rounding. Utility Customer Mix by Business Line

61 Note: Reflects current regulatory rankings designated by the Regulatory Research Associates (RRA), a group within S&P Global Market Intelligence. Dates represent year end and December 16th for 2021. (1) Reflects weighted by total operating revenue (inclusive of transmission revenues) by jurisdiction Best Worst Above Average/3 Average/3 Below Average/3 Average/1 Below Average/2 Average/2 Below Average/1 Above Average/2 Above Average/1 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Exelon Weighted Average(1) Regulatory Research Associates Regulatory Ranking

62 Exelon Long-Term Debt Maturity Profile(1,2) LT Debt Balances (as of 9/30/21)(1,2) BGE $4.0B ComEd $10.0B PECO $4.4B PHI $7.5B Corp $7.4B Exelon $33.2B ($M) As of 9/30/2021 1,150 850 833 807 750 360 997 303 1,250 1,178 258 763 295 833 1,430 675 700 600 1,400 650 741 750 1,275 2,150 1,550 750 2,150 910 500 850 600 185 175 1,225 1,200 1,650 2027 204220262025 20342022 2023 2029 20382024 2028 2030 2031 2032 2033 20412035 20372036 20472039 2040 2043 2044 2045 2046 2048 2049 2050 2051 PHI Corp EXC Regulated Corp (1) Maturity profile excludes non-recourse debt, securitized debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium (2) Long-term debt balances reflect Q3 2021 10-Q GAAP financials, which include items listed in footnote 1 Exelon’s weighted average LTD maturity is approximately 17 years

63 EPS* Sensitivities Interest Rate Sensitivity to +50 BP 2022E 2023E ComEd Distribution ROE (1) $0.04 $0.04 Pension Expense (2) $(0.00) $(0.00) Cost of Debt (3) $(0.01) $(0.01) Exelon Consolidated Effective Tax Rate 13.6% 15.1% Exelon Consolidated Cash Tax Rate 0.3% 4.1% (1) Reflects +50 BP sensitivity on 30-year US Treasury Yield (2) Reflects +50 BP sensitivity on Exelon’s discount rate which is based on a spot-rate yield curve methodology, using Willis Towers Watson's RATE: Link 40-90 model, based on a bond universe of the 40-90% of bond yields (3) Reflects +50 BP sensitivity on Corporate debt

Rate Case Details

Exelon Distribution Rate Case Updates

Rate Case Schedule and Key Terms

	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Revenue Requirement	Requested ROE / Equity Ratio	Expected Order
DPL DE Electric													$13.5M[1,2]	9.60% / 50.37%	Sep 15, 2021[3]
PECO Electric		FO											$132.0M[1,4]	N/A / N/A[4]	Nov 18, 2021
ComEd	IB RB		FO										$45.8M[1,5]	7.36% / 48.70%	Dec 1, 2021
DPL MD			IT RT	EH	IB	FO							$27.4M[1]	10.10% / 50.70%	Mar 30, 2022

CF Rate case filed
IT Intervenor direct testimony
RT Rebuttal testimony
EH Evidentiary hearings
IB Initial briefs
RB Reply briefs
FO Final commission order
SA Settlement agreement

Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PAPUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Requested revenue requirement excludes the transfer of $3.2M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power implemented full allowable rates on October 6, 2020, subject to refund.
(3) The DPSC issued a minute order on September 15, 2021 with new rates effective on September 17, 2021. The final order with further justification is expected shortly.
(4) The PaPUC issued an order on November 18, 2021 approving the Joint Petition for Settlement with rates effective on January 1, 2022. The settlement does not stipulate any ROE, Equity Ratio or Rate Base.
(5) Revenue requirement in initial filing was an increase of $51.2M. Through the discovery period in the current proceeding, ComEd agreed to ~($5.3M) in adjustments to limit issues in the case.

65

66 Delmarva DE (Electric) Distribution Rate Case Filing Rate Case Filing Details Notes Docket No. 20-0149 • March 6, 2020, Delmarva Power filed an application with the Delaware Public Service Commission (DPSC) seeking an increase in electric distribution base rates • A partial settlement agreement, primarily on customer care issues, was filed with the DPSC on February 2, 2021 • September 15, 2021, the DPSC issued a minute order with new rates effective on September 17, 2021 • The final order with further justification is expected shortly Test Year April 1, 2019 – March 31, 2020 Test Period 9 months actual + 3 months estimated Common Equity Ratio 50.37% Rate of Return ROE: 9.60%; ROR: 6.80% Rate Base (Adjusted) $900.0M Revenue Requirement Increase $13.5M(1,2) Residential Total Bill % Increase 2.4% Detailed Rate Case Schedule Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan 3/6/2020 Commission order Filed rate case 9/9/2020Intervenor testimony 10/26/2020 3/17/2021 Rebuttal testimony 2/10/2021 - 2/15/2021Evidentiary hearings 5/12/2021Reply briefs 9/15/2021 Initial briefs (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings (2) Requested revenue requirement excludes the transfer of $3.2M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power implemented full allowable rates on October 6, 2020, subject to refund.

67 PECO (Electric) Distribution Rate Case Filing Rate Case Filing Details Notes Docket No. R-2021-3024601 • March 30, 2021, PECO filed a general base rate request with the Pennsylvania Public Utility Commission (PAPUC) seeking an increase in electric distribution base rates • September 15, 2021, PECO filed a Joint Petition for Settlement of Rate Investigation, which included a revenue requirement increase of $132M, but no stipulation on ROE and Equity Ratio • November 18, 2021, the PaPUC issued an order approving the Joint Petition for Settlement with rates effective on January 1, 2022. The settlement does not stipulate any ROE, Equity Ratio or Rate Base. Test Year January 1, 2022 – December 31, 2022 Test Period 12 Months Budget Common Equity Ratio N/A Rate of Return ROE: N/A; ROR: N/A Rate Base (Adjusted) N/A Revenue Requirement Increase $132.0M(1) Residential Total Bill % Increase 6.6% Detailed Rate Case Schedule (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Intervenor testimony Rebuttal testimony 3/30/2021 Evidentiary hearings 9/15/2021Settlement agreement 8/11/2021 Commission order 6/28/2021 Filed rate case 7/22/2021 11/18/2021

ComEd Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	21-0367
Test Year	January 1, 2020 – December 31, 2020
Test Period	2020 Actual Costs + 2021 Projected Plant Additions
Common Equity Ratio	48.70%
Rate of Return	ROE: 7.36%; ROR: 5.72%
Rate Base (Adjusted)	$13,035M
Revenue Requirement Increase	$45.8M(1,2)
Residential Total Bill % Increase	0.2%

Notes

- April 16, 2021, ComEd filed its annual distribution formula rate update with the Illinois Commerce Commission (ICC) seeking a $51.2M increase to distribution base rates
- Rate increase amount is driven by continued investments in infrastructure that will enhance the reliability of the grid and enable the advancement of clean technologies and renewable energy
- December 1, 2021, the ICC issued a final order approving a $45.8M increase with rates effective on January 1, 2022

Detailed Rate Case Schedule

	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar
Filed rate case	▲ 4/16/2021											
Intervenor testimony			▲ 6/30/2021									
Rebuttal testimony				▲ 7/28/2021								
Evidentiary hearings						▲ 9/13/2021						
Initial briefs							▲ 10/1/2021					
Reply briefs							▲ 10/15/2021					
Commission order									▲ 12/1/2021			

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings
(2) Revenue requirement in initial filing was an increase of $51.2M. Through the discovery period in the current proceeding, ComEd agreed to ~($5.3M) in adjustments to limit issues in the case.

68

69 Delmarva MD Distribution Rate Case Filing Rate Case Filing Details Notes Docket No. 9670 • September 1, 2021, Delmarva Power filed an application with the Maryland Public Service Commission (MDPSC) seeking an increase in electric distribution base rates • Request is driven by $18.7M of higher depreciation expense related to the Company’s updated depreciation study and continued investments in electric distribution system to maintain and increase reliability and customer service Test Year October 1, 2020 – September 30, 2021 Test Period 12 months actual Common Equity Ratio 50.70% Rate of Return ROE: 10.10%; ROR: 6.90% Rate Base (Adjusted) $917.4M Revenue Requirement Increase $27.4M(1) Residential Total Bill % Increase 4.6% Detailed Rate Case Schedule (1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings (2) Public Utility Law Judge (PULJ) Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Rebuttal testimony 3/30/2022 Evidentiary hearings 2/9/2022 12/2/2021 Initial briefs Filed rate case 1/19/2022 - 1/24/2022 Commission order expected PULJ proposed order expected(2) 9/1/2021 Intervenor testimony 12/23/2021 2/28/2022

Reconciliation of Non-GAAP Measures

71 Projected GAAP to Operating Adjustments • Exelon’s projected 2021 and 2022 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following: − Mark-to-market adjustments from economic hedging activities; − Certain costs incurred to achieve cost management program savings; − Direct costs related to the novel coronavirus (COVID-19) pandemic; − Costs related to a multi-year Enterprise Resource Program (ERP) system implementation; − Costs related to the planned separation; − Adjustment to deferred income taxes as a result of changes in forecasted apportionment; and − Other items not directly related to the ongoing operations of the business.

72 GAAP to Non-GAAP Reconciliations(1) S&P Moody’s GAAP Operating Income + Depreciation & Amortization = EBITDA - Cash Paid for Interest +/- Cash Taxes +/- Other S&P FFO Adjustments = FFO (a) Long-Term Debt + Short-Term Debt + Underfunded Pension (after-tax) + Underfunded OPEB (after-tax) + Operating Lease Imputed Debt - Cash on Balance Sheet +/- Other S&P Debt Adjustments = Adjusted Debt (b) S&P FFO Calculation(2) S&P Adjusted Debt Calculation(2) Moody’s CFO (Pre-WC)/Debt (3) = CFO (Pre-WC) (c) Adjusted Debt (d) Moody’s CFO (Pre-WC) Calculation(3) Cash Flow From Operations +/- Working Capital Adjustment +/- Other Moody’s CFO Adjustments = CFO (Pre-Working Capital) (c) Long-Term Debt + Short-Term Debt + Underfunded Pension (pre-tax) + Operating Lease Imputed Debt +/- Other Moody’s Debt Adjustments = Adjusted Debt (d) S&P FFO/Debt (2) = FFO (a) Adjusted Debt (b) Moody’s Adjusted Debt Calculation(3) (1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures (2) Calculated using S&P Methodology (3) Calculated using Moody’s Methodology

73 GAAP to Non-GAAP Reconciliations Exelon Operating TTM ROE Reconciliation ($M)(1) 2016 2017 2018 2019 2020 Q3 2021 Net Income (GAAP) $1,103 $1,704 $1,836 $2,065 $1,737 $2,243 Operating Exclusions $461 ($24) $32 $30 $246 $42 Adjusted Operating Earnings $1,564 $1,680 $1,869 $2,095 $1,984 $2,284 Average Equity $16,523 $17,779 $19,367 $20,913 $22,690 $24,651 Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings/Average Equity) 9.5% 9.4% 9.6% 10.0% 8.7% 9.3% Exelon Adjusted O&M Reconciliation ($M)(2) 2016 2017 2018 2019 2020 2021 2022 GAAP O&M $4,300 $4,025 $4,150 $4,000 $4,375 $4,175 $4,350 Regulatory Required O&M ($175) ($300) ($200) ($175) ($175) ($200) ($225) Operating Exclusions ($400) - ($50) ($50) ($275) ($75) ($50) Adjusted O&M (Non-GAAP) $3,725 $3,725 $3,900 $3,800 $3,950 $3,900 $4,050 (1) Represents the twelve-month periods December 31, 2016-2020 and September 30, 2021 for Exelon’s utilities (excludes Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). (2) Reflects Exelon’s utilities (excludes Corp); numbers rounded to the nearest $25M and may not sum due to rounding

74 Exelon IR Contact Information Please direct all questions to the Exelon Investor Relations team:  InvestorRelations@ExelonCorp.com  312-394-2345 Jeanne Jones Senior Vice President, Corporate Finance Andrew Plenge Vice President, Investor Relations Allison Monacelli Senior Manager, Investor Relations Lindsay Cox Manager, Investor Relations